UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 13, 2011 (June 10, 2011)

CHINA POWER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34230	22-3969766
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 12, Gongyuan Road
Kaifeng City, Henan Province 475002
People’s Republic of China
(Address of Principal Executive Offices)

(86) 378 299 6222
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 10, 2011 Mr. S.D. Liu resigned as the Chief Financial Officer of China Power Technology, Inc. (the “Company”) effective immediately. Mr. Liu’s resignation is not in connection with any known disagreement with the Company on any matter. The Company is actively searching for a new Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Power Technology, Inc.

Date: June 13, 2011

/s/ Honghai Zhang
Name: Honghai Zhang
Title: Chief Executive Officer